                             [PHOTO APPEARS HERE]



                               AIM INTERNATIONAL
                               EQUITY FUND

[AIM LOGO APPEARS HERE]        ANNUAL REPORT                    OCTOBER 31, 1996

[PHOTO APPEARS HERE]



ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM International Equity Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o During the year ended October 31, 1996, the Fund paid distributions on Class A and Class B shares of $0.381 and $0.375 per share, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds.
o The Europe, Australia, and Far East Index (EAFE) is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

    MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
        FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
         OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
         AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                         OF PRINCIPAL AMOUNT INVESTED.



                        AIM INTERNATIONAL EQUITY FUND

                          For shareholders who seek
                        long-term growth of capital.
                             The Fund invests in
                           a diversified portfolio
                     of international equity securities
                          of companies with strong
                             earnings momentum.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                   Dear Shareholder:

                   As you may have heard in the financial news, A I M Management
                   Group, Inc. recently announced a significant event in our
                   company's history--an agreement to merge with INVESCO PLC, one of the world's largest independent investment management
    [PHOTO OF      groups.
Charles T. Bauer,    AIM has long been known for its strategic planning and
  Chairman of      forward thinking. In seeking this merger, AIM had specific
 the Board of      goals in choosing a partner: to better AIM's position to
   the Fund        succeed in an increasingly competitive financial services
 APPEARS HERE]     environment, both in the U.S. and globally; to ensure the
                   continuation of AIM's independent culture, investment philosophy, and dedication to our shareholders; and to offer the broadest range of products and services to our shareholders.

A "MERGER OF EQUALS" THAT PRESERVES INDEPENDENCE
When the merger is completed, AIM and INVESCO will be combined under a new holding company to be named AMVESCO, to reflect the strongly complementary strengths of our two companies which together create a "merger of equals." AMVESCO will have combined assets under management in excess of $150 billion.
  Most importantly, the agreement enables AIM to preserve its independent culture--which has been so essential to our company's success. The locations, management, structure, and brand names of AIM and INVESCO will not change.
  With INVESCO, AIM achieves a strategic combination with a partner that offers complementary rather than overlapping strengths. AIM has delivered impressive performance over the years as a domestic retail fund manager. INVESCO brings to AIM its primary strengths as an institutional money manager, and as a successful international investment manager with significant operations in North America, Europe, and the Pacific region.

NO CHANGES IN YOUR AIM FUND OR ITS MANAGEMENT
While AIM certainly will be enriched through these added strengths, it will retain those qualities that have produced two decades of successful performance. The reputation of AIM funds has been built by its seasoned team of portfolio managers who adhere to AIM's disciplined and successful investment management process. AIM's central goal is to keep the current investment team in place and our time-tested investment philosophy intact. Also, the names of AIM funds will not change.
  Moreover, because the merger will not result in any changes in the way AIM does business, this transaction will be seamless--without any disruption of service to you.

YOUR VOTE IS IMPORTANT
The merger is expected to be completed on or about February 28. As a result of the merger, it is necessary for shareholders of AIM funds to approve a new investment advisory agreement.
  Recently, we mailed an announcement for the shareholder meeting planned on February 7, along with a proxy card that describes proposals that relate to the management and policies of your Fund. We encourage you to review and return your proxy as soon as possible. Your Fund's Board of Directors carefully considered and unanimously approved the proposals and recommends that you vote in favor of each one. Your vote is important to us. If you haven't yet mailed your proxy card, please send it today.

  The AIM/INVESCO merger marks a new and promising era for AIM, and we believe it will yield exciting opportunities for AIM shareholders. We appreciate the trust you have placed in us.

Sincerely,


/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                          ---------------------------
                               With INVESCO, AIM
                             achieves a strategic
                              combination with a
                          partner that offers comple-
                              mentary rather than
                            overlapping strengths.
                          ---------------------------

The Managers' Overview

FOREIGN STOCK INVESTORS ARE
TREATED TO A STRONG 1996


A roundtable discussion with the Fund management team for AIM International Equity Fund for the fiscal year ended October 31, 1996.

--------------------------------------------------------------------------------

Q. WORLD EQUITY MARKETS HAVE CERTAINLY STRENGTHENED IN 1996. HOW DID AIM INTERNATIONAL EQUITY FUND PERFORM DURING THE REPORTING PERIOD?
A. It has been a good year for foreign stocks, particularly in Europe. The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East Index (EAFE) of foreign stocks gained 10.47% for the year ended October 31, 1996. AIM International Equity Fund had a better year--total return as of October 31, 1996, was 15.79% for Class A shares and 14.88% for Class B shares.
       That performance also bested the 12.65% average total return for similar funds over the same period, according to the Lipper International Fund Index.

Q. WHAT IGNITED THE PERFORMANCE OF FOREIGN STOCKS?
A. Signs of improving economic performance, lower interest rates, and a strong U.S. dollar encouraged investors to propel foreign stocks to enthusiastic levels during 1996, especially in Europe. Cost savings from privatization and major restructuring efforts have begun to bear fruit, and the momentum seems to be building.
       On October 15, stock markets in the United Kingdom, Denmark, Germany, Hungary, the Netherlands, Norway, Spain, Sweden, and Switzerland set new highs. Many of these countries were among the Fund's largest weightings.

Q. WHAT'S BEHIND THE ECONOMIC PROGRESS IN EUROPE?
A. Clearly, the drive to comply with European Monetary Unit standards has been a significant influence behind the economic revival. Earlier in the year, the club of countries likely to adopt a single currency in January 1999 seemed to include a select few. Now, many countries are cutting interest rates and attacking budget deficits in a scramble to qualify for EMU standards, and financial markets have roared their approval.
       Many of the biggest gains have been made at the fringes of the continent. Both Italian and Spanish government bond yields have fallen by about one percentage point in October, a sign of investor confidence in economic progress there. Stocks in Spain gained 32% for the year ended October 31, 1996, based on U.S. dollars.

Q. HOW ABOUT THE PACIFIC RIM?
A. Stock markets in Asia were thriving. Hong Kong and Malaysia, countries in which the Fund invests, were among the top-performing countries in the Pacific basin, based on U.S. dollars. Improved investor confidence has triggered a surge of funds into the region. In China, companies on Hong Kong's Hang Seng stock market index raised HK$22 billion ($2.8 billion) in the first eight months of 1996.
       Japan's stock market continued to languish as that economy struggled to emerge from recession. The Bank of Japan has lowered interest rates to near zero in an effort to stimulate growth, and recent economic data has suggested some gathering strength. Japanese exporters were strong beneficiaries of the continued strength in the U.S. dollar. However, consumer spending--the engine of domestic economic growth--continues to lag.

==================================================
AIM INTERNATIONAL EQUITY FUND
HAS STRONG YEAR
==================================================
10/31/95-10/31/96
   AIM Fund Class A                      15.79%
   AIM Fund Class B                      14.88%
   MSCI EAFE Index                       10.47%
   Lipper Index                          12.65%
==================================================

==================================================
LIPPER RANKINGS (CLASS A SHARES) As of 10/31/96
==================================================
               AIM     International
Period         Fund        Funds          Top %
--------------------------------------------------
3 Years         20          147             14%
1 Year          42          324             13

The Fund's Class B shares ranked 56 of 324 funds, or 18% for the year ended 10/31/96.

Fund percentage rankings are vs. all international
funds tracked by Lipper, excluding all sales
charges, and including fees and expenses.
==================================================

                       ---------------------------------
                              Clearly, the drive
                                to comply with
                       European Monetary Unit standards
                                   has been a
                             significant influence
                       behind Europe's economic revival.
                       ---------------------------------

================================================================================
PORTFOLIO COMPOSITION
As of October 31, 1996

TOP 10 EQUITY HOLDINGS                                 TOP 10 COUNTRIES
  1. HSBC Holdings PLC                                   1. Japan
  2. Autoliv AB                                          2. United Kingdom
  3. Honda Motor Co.                                     3. France
  4. Cheung Kong-Holdings                                4. Hong Kong
  5. Cosco Pacific Ltd.                                  5. Netherlands
  6. Hang Seng Bank                                      6. Germany
  7. NTT Data Comm. Sys. Co.                             7. Italy
  8. Telecomunicacoes Brasileiras S.A.-Telebras-ADR      8. Canada
  9. Pinault-Printemps-Redoute S.A.                      9. Australia
 10. Canon, Inc.                                        10. Sweden

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

Q. HOW DID THE FUND TAKE ADVANTAGE OF THE INVESTMENT CLIMATE OVERSEAS?
A. The Fund had a strong presence in Europe--more than 40% of the portfolio as of October 31, 1996--including many of the top-performing markets like the United Kingdom, Spain, Sweden, and the Netherlands.
       Many of the strongest European performers in the Fund were long-term favorites, including retailers Pinault-Printemps-Redoute S.A. and Carrefour Supermarch in France, and British retailer Dixons Group PLC and oil & gas giant British Petroleum.

Q. HOW WAS THE FUND INVESTED OUTSIDE OF EUROPE?
A. Hong Kong stocks again claimed many of the Fund's top 10 equity positions, including the Fund's largest single holding, real estate company Cheung Kong-Holdings Ltd. The Fund also maintained significant positions in major banks HSBC Holdings plc and Hang Seng Bank Ltd., and Cosco Pacific Ltd., a leading conglomerate.
       In Japan, the Fund reduced its investment exposure to 17%, and continued to emphasize those companies that benefited from the strong U.S. dollar and exhibited growing earnings. For example, auto-makers Honda Motor Co. and Toyota Motor Corp. profited by the comparative advantage in currency exchange with the U.S. and by cutting production costs on their cars by one-third.

Q. CANADA APPEARED AMONG THE FUND'S TOP COUNTRY WEIGHTINGS. WHAT IS BEHIND THE STRONG PERFORMANCE IN THAT MARKET?
A. Stocks in Canada gained almost 30% for the year ended October 31, 1996. The country is a direct beneficiary of healthy economic conditions in the U.S. and the continued strength in the U.S. dollar. A surge in Canadian exports to the U.S. and lower interest rates have boosted economic growth and helped to lower its stifling unemployment rate. Holdings in Canada were increased to 3% of the Fund.

Q. HOW WAS THE FUND POSITIONED AT THE END OF THE FISCAL YEAR?
A. The Fund held 180 stocks as of October 31, 1996, spread over 26 countries and 54 industry categories. The largest position weighting in the Fund was 1.04%. More than 40% of the Fund's holdings was invested in Europe, followed by 16% in Japan, 8% in Hong Kong, and 3% in Canada. The Fund's net assets at the end of the reporting period stood at $1.48 billion.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET IN 1997?
A. Conditions appear favorable for foreign stocks in general, and even better for European stocks. Recent reports suggest that the United Kingdom's labor market has become the envy of European growth enthusiasts. The 7.2% unemployment rate for October was a nudge lower than the 7.4% of September and well below the 8.1% of October 1995.
       Analysts also are eyeing strong economic progress in Hong Kong and Malaysia. Even Japan's recovery has begun to show signs of life.
       It also is good news for foreign markets that the U.S. economy is growing at a reasonable rate without rising inflation, which keeps the U.S. dollar strong and reduces the likelihood that interest rates may increase over the near term. A strong U.S. dollar helps foreign exporters remain competitive. Lower interest rates help stimulate the hard-won progress in economic recovery, particularly in Europe and Canada.
       It is good news for foreign markets that the U.S. economy is growing at a reasonable rate without rising inflation.

============================================
A GLOBAL VIEW

TOP 10
WORLD
MARKETS

AVERAGE
ANNUALIZED RETURN
IN U.S. DOLLARS


10-31-95-10/31/96
--------------------------------------------
 1. Taiwan                38.32%

 2. Argentina             33.21

 3. Brazil                33.03

 4. Spain                 32.11

 5. Venezuela             30.93

 6. Canada                29.94

 7. Sweden                28.92

 8. Portugal              28.06

 9. Hong Kong             28.04

10. Ireland               27.05

Source: Morgan Stanley Capital International
============================================

See important Fund & index disclosures inside front cover.

LONG-TERM PERFORMANCE

AIM INTERNATIONAL EQUITY FUND VS. BENCHMARK INDEXES

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 4/7/92 to 10/31/96. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of hypothetical portfolios, in this case the Europe, Australia, and Far East Index and the Lipper International Fund Index. Unlike your Fund, these indexes are not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.


==========================================
AVERAGE ANNUAL TOTAL RETURN
As of 10/31/96. Including sales charges.

CLASS A SHARES
Inception (4/7/92)                  13.51%
1 Year                               9.42*
*15.79% excluding sales charge.

CLASS B SHARES
Inception (9/15/94)                  7.88%
1 Year                               9.88*

*14.88% excluding sales charge.
==========================================

===================================================================================================
                             GROWTH OF A $10,000 INVESTMENT
                                    (In thousands)
---------------------------------------------------------------------------------------------------
                              AIM International       Europe, Australia, and   Lipper International
                                 Equity Fund               Far East Index          Fund Index
4/7/92                             $9,454                      $10,000              $10,000

10/31/92                            9,610                        9,822                9,600

10/31/93                           13,182                       13,501               12,870

10/31/94                           14,611                       14,863               14,351

10/31/95                           15,326                       14,808               14,284

10/31/96                           17,740                       16,359               16,090

                                 (Data are for month-ends shown)
                    Past performance is no guarantee of comparable future results.
===================================================================================================


Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

                                                              For Consideration

INVESTMENT STRATEGIES FOR 1997 TO
KEEP YOU IN THE MARKET COME RAIN OR COME SHINE

DIVERSIFICATION: WEATHER-PROOFING
YOUR PORTFOLIO

As another investment year comes to a close, it's a good time to return to the basics of investing: risk and reward. Focus on what you are trying to accomplish--your reward--and ask yourself how much risk you are willing to take.
   You've probably often heard that the higher the risk, the higher the reward, but that maxim doesn't always hold true. There are different types of risks, and different types of investments may help buffer those risks.

DIVERSIFICATION AS A STRATEGY
With a diversified investment strategy, return depends on the overall performance of the portfolio, rather than of one particular investment. The gains of one sector may offset the losses of another.
   Let's look at a core diversification strategy. Investments are classified into several categories: cash or cash equivalents, income and growth. These categories are made up of different securities and each meets basic needs:
o  MONEY MARKET SECURITIES: ready cash for emergencies or other immediate needs;
o  BONDS: current income to cover ongoing expenses;
o  STOCKS: funds for the future.

   All of these investment categories belong in a balanced, diversified portfolio. The blend depends on your age, time horizon, objectives and tolerance for risk. Money market securities are the most conservative, bonds range from conservative to aggressive, and stocks generally are the most aggressive investment. Each category reacts differently to the economy and other factors affecting the financial markets.
   Mutual funds fit well within a diversification strategy. A mutual fund usually has one or two objectives, such as growth or income or both. It spreads its professionally managed assets among a variety of investments. When you invest in more than one fund, you decrease your level of exposure to investment risks.

HOW SAFE IS SAFE? STOCKS HEDGE INFLATION
   One such risk is inflation: a rise in cost without a rise in value received, a decrease in the value of money over time. Inflation means that your investment may lose purchasing power as the cost of living rises.
   Overly risk-averse investors who prefer to keep their money in "safe" investments

================================================================================
INFLATION'S SHRINKING EFFECT
At 4% inflation, $1,000 would shrink to:
5 Years   $822

10 Years  $676

15 Years  $555

20 Years  $456

25 Years  $375
================================================================================

================================================================================
Stocks Historically Beat Other Investments

Average Annual Total Returns, Year End: 1925-1996*
*1996 is through 9/30/96
Large-Company Stocks                  10.7%

Long-Term Government Bonds             5.1%

U.S. Treasury Bills                    3.8%

Inflation                              3.1%
================================================================================

Source: Ibbotson Associates, Inc. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of large-company stocks in general; results shown assume the reinvestment of dividends. Inflation is determined by the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

    Government securities, such as U.S. Treasury bills and long-term government bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. U.S. Treasury bills are short-term securities with maturities of one year or less. Long-term government bonds used in this illustration have a maturity of approximately 20 years. Fund shares are not insured and their value and yield will vary with market conditions.

                                                           (continued on page 6)

(continued from page 5)


such as savings accounts may not have enough growth in their portfolio to offset inflation. The charts on the previous page show inflation's shrinking effect and how stocks historically have outperformed all other asset categories.

BONDS AND MONEY MARKET SECURITIES OFFER BALLAST
Despite their long-term performance, stocks are subject to dramatic swings. Investing in bonds and conservative money market securities may help offset stocks' volatility. High-quality bonds usually are considered lower-risk investments compared to stocks. They pay higher income than short-term investments such as certificates of deposits, money market funds or savings accounts. Bank certificates of deposit, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest, but are subject to fluctuating rollover rates and early withdrawal penalties. Fund shares are not insured and their value and yield will vary with market conditions.
    The "money market" is the marketplace for all debt securities of less than one-year maturity. These securities are considered excellent short-term parking places for cash that you may need quickly. Money market securities are among the most conservative investments and, consequently, their level of return is much lower than that of stocks or bonds.
    Your financial consultant can help you create a diversification strategy to meet your risk tolerance and long-term objectives. AIM offers a free brochure on asset allocation which also can help you evaluate your investments. To order, please call 800-347-4246.

DOLLAR-COST AVERAGING
The motto says buy low and sell high, but it's easy for an investor to buy high and sell low instead. When markets are rising, the temptation to get in on the action can be irresistible. When markets are dropping, people naturally want to cut their losses and get out while the getting is good.
   Is there a way to enjoy the advantages of having investments without second-guessing your own decisions?

DOLLAR-COST AVERAGING EMPLOYS DISCIPLINE, NOT EMOTION
With dollar-cost averaging, you invest a set amount of money at regular intervals regardless of market swings or pundits' forecasts. You decide how much and how often to invest. And you decide when to change the amount or the schedule if doing so suits you.
   This technique has emotional advantages:
o You will be less tempted to make investment decisions on the basis of short-term phenomena and your feelings of the moment.
o Whichever way the market is moving, you will be part of it. Your fortunes as an investor won't depend entirely on your making a right call about future trends.

Dollar-cost averaging also has financial advantages:
o You automatically purchase more shares of a mutual fund when its cost per share is low and fewer shares when its cost per share is high. As the illustration below shows, dollar-cost averaging may lower your average cost per share.

   Of course, you don't have to dollar-cost average all the money you invest. The technique is especially appropriate to investments where your goals are long-term, since over time market volatility tends to even itself out.
   Dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, so you need to be confident that you can keep making purchases for an extended period.
   No investment technique can assure a profit in a declining market. What dollar-cost averaging will do is apply discipline to your investing behavior, discipline that can be especially important when market watchers issue conflicting forecasts.


==========================================================
     DOLLAR-COST AVERAGING: $200 INVESTMENT PER MONTH*

    MONTH         NET ASSET VALUE    # OF SHARES PURCHASED
----------------------------------------------------------
   January             $24.00                8.333
   February            $20.00               10.000
   March               $14.00               14.286
   April               $18.00               11.111
   May                 $22.00                9.090
   June                $24.00                8.333

Average Net Asset Value: $20.33
Total Shares Bought: 61.153
Average Purchase Price per Share: $19.62

*Results are hypothetical.
==========================================================


SCHEDULE OF INVESTMENTS

October 31, 1996

                                      SHARES       MARKET VALUE
FOREIGN STOCKS &
  OTHER EQUITY INTERESTS-90.94%

ARGENTINA-1.50%

Banco de Galicia y Buenos Aires
  S.A. de C.V.- ADR (Banking)           278,280   $     5,043,825
-----------------------------------------------------------------
Perez Companc S.A.-Class B
  (Oil & Gas-Services)                  878,000         5,575,858
-----------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil & Gas-Services)                  508,200        11,561,550
-----------------------------------------------------------------
                                                       22,181,233
-----------------------------------------------------------------

AUSTRALIA-2.91%

National Mutual Holdings Ltd.(a)
  (Insurance-Multi-Line Property)     3,770,000         5,378,884
-----------------------------------------------------------------
News Corp. Ltd. (The)-ADR
  (Publishing)                          508,000         9,017,000
-----------------------------------------------------------------
QBE Insurance Group, Ltd.
  (Insurance-Broker)                  1,540,276         8,155,553
-----------------------------------------------------------------
QNI Ltd.
  (Metals-Miscellaneous)              5,230,400        10,530,450
-----------------------------------------------------------------
Western Mining Corp. Holding Ltd.
  (Metals-Miscellaneous)              1,571,100         9,875,414
-----------------------------------------------------------------
                                                       42,957,301
-----------------------------------------------------------------

AUSTRIA-0.69%

OMV A.G.
  (Oil & Gas-Exploration & Production)   66,000         6,460,932
-----------------------------------------------------------------
VA Technologie A.G.
  (Engineering & Construction)           27,000         3,775,869
-----------------------------------------------------------------
                                                       10,236,801
-----------------------------------------------------------------

BELGIUM-1.82%

Barco Industries(a)
  (Electronic Components/Miscellaneous)  41,000         6,743,508
-----------------------------------------------------------------
Colruyt S.A.
  (Retail-Food & Drug)                   14,600         6,295,928
-----------------------------------------------------------------
Delhaize-Le Lion S.A.
  (Retail-Food & Drug)                  124,000         6,937,480
-----------------------------------------------------------------
UCB S.A.
  (Medical-Drugs)                         3,100         6,833,119
-----------------------------------------------------------------
                                                       26,810,035
-----------------------------------------------------------------

BRAZIL-0.89%

Telecomunicacoes Brasileiras
  S/A-Telebras-ADR
  (Telecommunications)                  177,000        13,186,500
-----------------------------------------------------------------

CANADA-3.25%

Canadian National Railway Co.
  (Railroads)                           128,000         3,520,000
-----------------------------------------------------------------
Canadian Natural Resources Ltd.(a)
  (Oil & Gas-Exploration &
  Production)                           335,000         8,323,758
-----------------------------------------------------------------
Canadian Pacific Ltd.
  (Transportation-Miscellaneous)        307,000         7,751,750
-----------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Computer Networking)                 188,000         5,945,500
-----------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                  124,700         8,121,087
-----------------------------------------------------------------

                                      SHARES       MARKET VALUE

CANADA-(CONTINUED)

Suncor, Inc.
  (Oil & Gas-Exploration &
  Production)                           190,000   $     7,336,596
-----------------------------------------------------------------
TELUS Corp.
  (Telecommunications)                  445,000         6,989,442
-----------------------------------------------------------------
                                                       47,988,133
-----------------------------------------------------------------

CHILE-0.41%

Cia. de Telecomunicaciones de Chile
  S.A.-ADR (Telephone)                   62,100         6,124,612
-----------------------------------------------------------------

DENMARK-0.77%

Danisco A/S
  (Food/Processing)                      79,300         4,543,279
-----------------------------------------------------------------
Novo Nordisk A/S-Class B
  (Medical-Drugs)                        41,200         6,861,587
-----------------------------------------------------------------
                                                       11,404,866
-----------------------------------------------------------------

FRANCE-8.56%

AXA S.A.
  (Insurance-Life & Health)             121,000         7,557,027
-----------------------------------------------------------------
Carrefour Supermarche
  (Retail-Stores)                        18,700        10,376,900
-----------------------------------------------------------------
Cetelem
  (Finance-Consumer Credit)              22,400         4,780,127
-----------------------------------------------------------------
Compagnie Francaise d'Etudes
  et de Construction Technip
  (Engineering & Construction)           59,000         5,157,379
-----------------------------------------------------------------
Compagnie Generale des Eaux
  (Water Supply)                         62,000         7,409,682
-----------------------------------------------------------------
Elf Aquitaine S.A.
  (Oil & Gas-Services)                   90,000         7,196,479
-----------------------------------------------------------------
Essilor International-Compagnie
  Generale d'Optique
  (Medical Instruments/Products)         24,940         6,561,232
-----------------------------------------------------------------
Michelin-Class B
  (Automobile/Truck Parts & Tires)      134,000         6,460,831
-----------------------------------------------------------------
Pathe S.A.(a)
  (Advertising/Broadcasting)             25,500         6,878,142
-----------------------------------------------------------------
Pinault-Printemps-Redoute, S.A.
  (Retail-Food & Drug)                   34,800        13,123,599
-----------------------------------------------------------------
Rexel S.A.
  (Transportation-Miscellaneous)         23,200         6,874,914
-----------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals)                           130,000         3,852,323
-----------------------------------------------------------------
Roussel-Uclaf
  (Medical-Drugs)                        24,000         6,351,491
-----------------------------------------------------------------
Societe BIC S.A.
  (Office Products)                      51,500         7,726,259
-----------------------------------------------------------------
Sodexho S.A.
  (Business Services)                    20,000         9,666,504
-----------------------------------------------------------------
Total S.A.-Class B
  (Oil & Gas-Exploration &
  Production)                           111,000         8,682,425
-----------------------------------------------------------------
Valeo S.A.
  (Automobile/Truck Parts & Tires)      128,500         7,711,257
-----------------------------------------------------------------
                                                      126,366,571
-----------------------------------------------------------------

                                      SHARES       MARKET VALUE

GERMANY-4.58%

Adidas A.G.
  (Shoes & Related Apparel)             130,000   $    11,142,367
-----------------------------------------------------------------
Altana A.G.
  (Chemicals)                            13,350        10,666,601
-----------------------------------------------------------------
Commerzbank A.G.
  (Banking)                             295,000         6,603,605
-----------------------------------------------------------------
Continental A.G.
  (Automobile/Truck Parts & Tires)      285,000         4,987,124
-----------------------------------------------------------------
Dresdner Bank A.G.
  (Banking)                             240,000         6,418,383
-----------------------------------------------------------------
Hoechst A.G.
  (Chemicals)                           280,500        10,548,385
-----------------------------------------------------------------
SGL Carbon A.G.
  (Metals-Miscellaneous)                 50,500         5,685,585
-----------------------------------------------------------------
SKW Trostberg A.G.
  (Chemicals)                           116,000         3,385,631
-----------------------------------------------------------------
Veba A.G.
  (Electric Services)                   155,000         8,266,871
-----------------------------------------------------------------
                                                       67,704,552
-----------------------------------------------------------------

HONG KONG-7.90%

Asia Satellite Telecommunications
  Holdings Ltd.-ADR(a)
  (Telecommunications)                  174,500         4,667,875
-----------------------------------------------------------------
Cheung Kong Holdings Ltd.
  (Real Estate)                       1,795,000        14,393,058
-----------------------------------------------------------------
Citic Pacific Ltd.
  (Banking)                           1,212,000         5,893,691
-----------------------------------------------------------------
Cosco Pacific Ltd.
  (Transportation-Miscellaneous)     14,908,000        14,267,505
-----------------------------------------------------------------
First Pacific Co. Ltd.
  (Conglomerates)                     7,017,908         9,666,165
-----------------------------------------------------------------
Hang Seng Bank Ltd.
  (Banking)                           1,151,100        13,658,910
-----------------------------------------------------------------
Hong Kong & China Gas Company Ltd.
  (Electric Power)                    6,028,000        10,602,519
-----------------------------------------------------------------
Hong Kong & China Gas Company Ltd.,
  Expiring 1997-Warrants(a)
  (Electric Power)                      369,000           136,009
-----------------------------------------------------------------
HSBC Holdings PLC
  (Banking)                             864,000        17,599,131
-----------------------------------------------------------------
New World Infrastructure Ltd.(a)
  (Building Materials)                4,126,000        10,272,044
-----------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate)                       1,118,100        12,725,072
-----------------------------------------------------------------
Varitronix International Ltd.
  (Electronic Components/
  Miscellaneous)                      1,529,000         2,788,197
-----------------------------------------------------------------
                                                      116,670,176
-----------------------------------------------------------------

INDONESIA-1.87%

PT Bank International Indonesia
  (Banking)                           6,284,267        10,117,203
-----------------------------------------------------------------
PT Hanjaya Mandala Sampoerna
  (Tobacco)                           1,380,000        12,826,600
-----------------------------------------------------------------
PT Indosat
  (Telecommunications)                  933,000         2,823,874
-----------------------------------------------------------------
PT Indosat-ADR
  (Telecommunications)                   63,500         1,912,937
-----------------------------------------------------------------
                                                       27,680,614
-----------------------------------------------------------------

IRELAND-0.30%

Elan Corp. PLC-ADR(a)
  (Medical-Drugs)                       158,800         4,406,700
-----------------------------------------------------------------

                                      SHARES       MARKET VALUE

ISRAEL-0.53%

Teva Pharmaceutical Industries
  Ltd.-ADR
  (Medical-Drugs)                       186,800   $     7,822,250
-----------------------------------------------------------------

ITALY-3.17%

Edison S.p.A.
  (Electric Power)                    1,210,000         7,208,952
-----------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Exploration &
  Production)                         2,050,000         9,805,405
-----------------------------------------------------------------
Istituto Mobiliare Italiano S.p.A.
  (Banking)                             533,450         4,225,402
-----------------------------------------------------------------
Parmalat Finanziaria S.p.A.
  (Food/Processing)                   4,550,000         6,505,570
-----------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)                3,800,000         7,835,465
-----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                5,000,000        11,179,960
-----------------------------------------------------------------
                                                       46,760,754
-----------------------------------------------------------------

JAPAN-16.20%

Alpine Electronics Inc.
  (Electronic Components/
  Miscellaneous)                        472,000         7,462,123
-----------------------------------------------------------------
Amada Co., Ltd.
  (Building Materials-Tools)            876,000         7,540,117
-----------------------------------------------------------------
Bridgestone Corp.
  (Automobile/Truck Parts & Tires)      685,000        11,551,535
-----------------------------------------------------------------
Canon, Inc.
  (Office Automation)                   680,000        13,020,069
-----------------------------------------------------------------
Daiichi Corp.
  (Electronic Components/
  Miscellaneous)                        286,900         6,778,455
-----------------------------------------------------------------
DDI Corp.
  (Telecommunications)                    1,700        12,766,238
-----------------------------------------------------------------
Honda Motor Co.
  (Automobile Manufacturers)            610,000        14,572,922
-----------------------------------------------------------------
Ibiden Co., Ltd.
  (Building Materials)                  710,000         6,610,162
-----------------------------------------------------------------
Jusco Co.
  (Retail-Stores)                       358,000        10,627,904
-----------------------------------------------------------------
Komatsu Ltd.
  (Machinery-Heavy)                   1,298,000        10,625,234
-----------------------------------------------------------------
Matsushita Electric Industrial Co. Ltd.
  (Electronic Components/
  Miscellaneous)                        569,000         9,095,604
-----------------------------------------------------------------
Nippon Television Network
  (Advertising/Broadcasting)             26,530         7,689,517
-----------------------------------------------------------------
Nomura Securities Co., Ltd.
  (Finance-Asset Management)            642,000        10,600,852
-----------------------------------------------------------------
NSK Ltd.
  (Metals-Miscellaneous)              1,015,000         6,721,795
-----------------------------------------------------------------
NTT Data Communications Systems Co.
  (Computer Software/Services)            4,500        13,319,573
-----------------------------------------------------------------
Okuma Corp.(a)
  (Machine Tools)                       871,000         8,338,589
-----------------------------------------------------------------
Ricoh Co., Ltd.
  (Office Automation)                 1,095,000        10,867,770
-----------------------------------------------------------------
Shizuoka Bank
  (Banking)                             430,000         4,909,754
-----------------------------------------------------------------
SMC
  (Machinery-Miscellaneous)             100,000         6,481,929
-----------------------------------------------------------------
Sony Corp.
  (Electronic Components/
  Miscellaneous)                        190,100        11,403,829
-----------------------------------------------------------------
Sumitomo Heavy Industries, Ltd.(a)
  (Machinery-Heavy)                   2,355,000         8,294,366
-----------------------------------------------------------------
TDK Corp.
  (Electronic Components/
  Miscellaneous)                        211,000        12,379,606
-----------------------------------------------------------------

                                      SHARES       MARKET VALUE

JAPAN-(CONTINUED)

Toyota Motor Corp.
  (Automobile-Manufacturers)            459,000   $    10,844,583
-----------------------------------------------------------------
Yamaha Corp.
  (Electronic Components/
  Miscellaneous)                        566,000         8,600,237
-----------------------------------------------------------------
Yamatake-Honeywell
  (Airlines)                            481,000         8,069,123
-----------------------------------------------------------------
                                                      239,171,886
-----------------------------------------------------------------

MALAYSIA-1.92%

Commerce Asset Holdings Berhad
  (Finance-Asset Management)          1,129,000         7,373,244
-----------------------------------------------------------------
Edaran Otomobil Nasional Berhad
  (Automobile Manufacturers)            618,000         5,772,729
-----------------------------------------------------------------
Malayan Banking Berhad
  (Banking)                           1,032,000        10,211,755
-----------------------------------------------------------------
YTL Corp. Berhad
  (Engineering & Construction)          581,000         3,127,489
-----------------------------------------------------------------
YTL Corp. Berhad, Warrants-expiring
  1997(a)
  (Engineering & Construction)          405,000         1,859,489
-----------------------------------------------------------------
                                                       28,344,706
-----------------------------------------------------------------

MEXICO-1.61%

Grupo Industrial Maseca S.A. de
  CV-Class B
  (Food/Processing)                   9,461,000        11,512,109
-----------------------------------------------------------------
Grupo Televisa S.A.-GDR(a)
  (Advertising/Broadcasting)            138,000         3,622,500
-----------------------------------------------------------------
Panamerican Beverages, Inc.
  (Beverages-Soft Drinks)               199,100         8,685,737
-----------------------------------------------------------------
                                                       23,820,346
-----------------------------------------------------------------

NETHERLANDS-4.99%

Akzo Nobel
  (Conglomerates)                        49,500         6,237,461
-----------------------------------------------------------------
Elsevier N.V.
  (Publishing)                          383,000         6,365,651
-----------------------------------------------------------------
Getronics N.V.
  (Computer Software/Services)          292,000         7,176,519
-----------------------------------------------------------------
Gucci Group N.V.-New York Shares-ADR
  (Textiles)                             90,000         6,210,000
-----------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food & Drug)                  142,000         8,285,495
-----------------------------------------------------------------
Nutricia Verenigde Bedrijven N.V.
  (Food/Processing)                      87,000        12,203,690
-----------------------------------------------------------------
Oce-Van Der Grinten N.V.-V
  (Office Automation)                    60,000         6,400,660
-----------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil & Gas-Services)                   44,500         7,348,913
-----------------------------------------------------------------
Ver Ned Uitgevuer Bezit N.V.
  (Publishing)                          332,000         6,026,758
-----------------------------------------------------------------
Wolters Kluwer N.V.
  (Publishing)                           58,000         7,455,531
-----------------------------------------------------------------
                                                       73,710,678
-----------------------------------------------------------------

NORWAY-0.30%

UNI Storebrand A.S.(a)
  (Insurance-Multi-line Property)       750,000         4,396,001
-----------------------------------------------------------------

PHILIPPINES-2.19%

C & P Homes, Inc.
  (Homebuilding)                     14,560,500         6,648,630
-----------------------------------------------------------------
Filinvest Land Inc.(a)
  (Real Estate)                      21,584,500         7,309,819
-----------------------------------------------------------------
Metro Pacific Corp.
  (Conglomerates)                    33,845,000         8,242,314
-----------------------------------------------------------------

                                      SHARES       MARKET VALUE

PHILIPPINES-(CONTINUED)

Metropolitan Bank & Trust Co.
  (Banking)                             342,800   $     7,565,601
-----------------------------------------------------------------
Southeast Asia Cement Holdings,
  Inc.(a)
  (Building Materials)               26,967,460         2,565,398
-----------------------------------------------------------------
                                                       32,331,762
-----------------------------------------------------------------

PORTUGAL-0.39%

Portugal Telecom S.A.(a)
  (Telecommunications)                  220,000         5,721,006
-----------------------------------------------------------------

SINGAPORE-2.20%

Cerebos Pacific Ltd.
  (Food/Processing)                     528,000         4,086,049
-----------------------------------------------------------------
City Developments Ltd.
  (Real Estate)                       1,155,000         9,102,236
-----------------------------------------------------------------
DBS Land Ltd.
  (Real Estate)                       2,810,000         8,857,934
-----------------------------------------------------------------
Overseas Union Bank Ltd.
  (Banking)                           1,539,000        10,489,457
-----------------------------------------------------------------
                                                       32,535,676
-----------------------------------------------------------------

SOUTH AFRICA-0.88%

De Beers Centenary A.G.
  (Gold & Silver Mining)                195,000         5,755,461
-----------------------------------------------------------------
Sasol Ltd.
  (Oil & Gas-Exploration & Production)  590,700         7,206,729
-----------------------------------------------------------------
                                                       12,962,190
-----------------------------------------------------------------

SPAIN-1.86%

Empresa Nacional de Electricidad,
  S.A. (Electric Power)                 163,000         9,977,115
-----------------------------------------------------------------
Iberdrola S.A.
  (Electric Power)                      745,000         7,911,556
-----------------------------------------------------------------
Repsol S.A.
  (Oil & Gas-Services)                   59,250         1,934,059
-----------------------------------------------------------------
Telefonica de Espana
  (Telecommunications)                  380,000         7,624,123
-----------------------------------------------------------------
                                                       27,446,853
-----------------------------------------------------------------

SWEDEN-2.78%

Astra AB-Class A
  (Medical-Drugs)                        73,300         3,344,131
-----------------------------------------------------------------
Autoliv AB
  (Automobile/Truck Parts & Tires)      400,000        16,971,577
-----------------------------------------------------------------
Hennes & Mauritz AB-B shares
  (Retail-Stores)                        74,000         9,801,846
-----------------------------------------------------------------
Securitas AB
  (Security & Safety Services)          267,000         6,902,687
-----------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR (Telecommunications)     144,280         3,985,735
-----------------------------------------------------------------
                                                       41,005,976
-----------------------------------------------------------------

SWITZERLAND-1.13%

Ciba-Geigy Ltd.
  (Chemicals)                             5,200         6,405,380
-----------------------------------------------------------------
Sandoz A.G.
  (Chemicals)                             5,500         6,357,199
-----------------------------------------------------------------
Swissair A.G.(a)
  (Airlines)                              5,000         3,896,361
-----------------------------------------------------------------
                                                       16,658,940
-----------------------------------------------------------------

THAILAND-1.26%

Bank of Ayudhya Ltd.
  (Banking)                             120,150           344,026
-----------------------------------------------------------------
Krung Thai Bank PLC
  (Banking)                           1,502,920         4,067,522
-----------------------------------------------------------------

                                      SHARES       MARKET VALUE

THAILAND-(CONTINUED)

Siam Commercial Bank Public Co. Ltd.
  (Banking)                             375,500   $     3,416,984
-----------------------------------------------------------------
Thai Farmers Bank PLC
  (Banking)                             573,600         4,387,213
-----------------------------------------------------------------
Thai Farmers Bank PLC-Rights(a)
  (Banking)                              72,450            37,818
-----------------------------------------------------------------
Total Access Communication Public
  Co. Ltd.
  (Telecommunications)                  931,000         6,423,900
-----------------------------------------------------------------
                                                       18,677,463
-----------------------------------------------------------------

UNITED KINGDOM-14.08%

Airtours PLC
  (Leisure & Recreation)                390,000         4,138,672
-----------------------------------------------------------------
Argos PLC
  (Retail-Stores)                       653,333         8,203,880
-----------------------------------------------------------------
Barclays PLC
  (Finance-Consumer Credit)             500,000         7,840,983
-----------------------------------------------------------------
Bass PLC
  (Beverages-Alcoholic)                 650,000         8,336,589
-----------------------------------------------------------------
B.A.T. Industries PLC
  (Conglomerates)                     1,285,000         8,951,497
-----------------------------------------------------------------
British Aerospace PLC
  (Aerospace/Defense)                   425,000         8,058,675
-----------------------------------------------------------------
British Petroleum Co. PLC
  (Oil & Gas-Services)                  840,000         9,037,109
-----------------------------------------------------------------
Burton Group PLC
  (Retail-Stores)                     3,140,000         7,627,686
-----------------------------------------------------------------
Caradon PLC
  (Building Materials)                1,800,000         7,075,195
-----------------------------------------------------------------
Compass Group PLC
  (Food/Processing)                     970,000         9,614,746
-----------------------------------------------------------------
Dixons Group PLC
  (Retail-Stores)                     1,370,000        12,275,147
-----------------------------------------------------------------
FKI PLC
  (Conglomerates)                     1,110,000         3,793,945
-----------------------------------------------------------------
General Electric Co. PLC
  (Electronic
  Components/Miscellaneous)           1,140,000         7,041,504
-----------------------------------------------------------------
GKN PLC
  (Automobile/Truck Parts & Tires)      530,000         9,963,379
-----------------------------------------------------------------
Granada Group PLC
  (Leisure & Recreation)                590,000         8,484,131
-----------------------------------------------------------------
Kingfisher PLC
  (Retail-Stores)                       326,000         3,464,811
-----------------------------------------------------------------
Marks & Spencer PLC
  (Retail-Stores)                       850,000         7,138,672
-----------------------------------------------------------------
Medeva PLC
  (Medical-Drugs)                     1,490,000         6,402,344
-----------------------------------------------------------------
MFI Furniture Group PLC
  (Retail-Stores)                     2,300,000         7,486,979
-----------------------------------------------------------------

                                      SHARES       MARKET VALUE

UNITED KINGDOM-(CONTINUED)

Next PLC
  (Retail-Stores)                     1,010,000         9,205,729
-----------------------------------------------------------------

NFC PLC
  (Transportation-Miscellaneous)      2,350,000   $     7,343,750
-----------------------------------------------------------------
Peninsular & Oriental Steam
  Navigation Co. (The)
  (Transportation-Miscellaneous)        725,000         7,121,379
-----------------------------------------------------------------
Provident Financial PLC
  (Finance-Consumer Credit)             942,400         7,063,398
-----------------------------------------------------------------
Rentokil Group PLC
  (Business Services)                   975,000         6,546,021
-----------------------------------------------------------------
Siebe PLC
  (Electronic Components/
  Miscellaneous)                        370,000         5,805,339
-----------------------------------------------------------------
Smiths Industries PLC
  (Electronics/Defense)                 256,000         3,416,667
-----------------------------------------------------------------
Standard Chartered PLC
  (Finance-Asset Management)            645,000         6,960,205
-----------------------------------------------------------------
WPP Group PLC
  (Advertising/Broadcasting)          2,575,000         9,555,664
-----------------------------------------------------------------
                                                      207,954,096
-----------------------------------------------------------------
  Total Foreign Stocks & Other
    Equity Interests                                1,343,038,677
=================================================================
                                        PRINCIPAL
                                        AMOUNT(b)

FOREIGN CONVERTIBLE BONDS-1.26%

ITALY-0.48%

Pirelli S.p.A., Conv. Bonds,
  5.00%, 12/31/98
  (Automobile/Truck Parts & Tires)  ITL 10,062,964,600   7,048,055
------------------------------------------------------------------

JAPAN-0.78%

MBL International Finance
  Bermuda, Conv. Yankee Bonds,
  3.00%, 11/30/02
  (Financial Services)                  4,780,000        5,341,650
------------------------------------------------------------------
Sumitomo Bank, Conv. American
  Depository Notes,
  0.75%, 05/31/01
  (Banking)                             6,500,000        6,207,500
------------------------------------------------------------------
                                                        11,549,150
------------------------------------------------------------------
  Total Foreign Convertible
    Bonds                                               18,597,205
------------------------------------------------------------------

REPURCHASE AGREEMENTS-6.38%(c)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(d)                      121,642          121,642
------------------------------------------------------------------
SBC Capital Markets, Inc.,
  5.55%, 11/01/96(e)                   94,000,000       94,000,000
------------------------------------------------------------------
  Total Repurchase Agreements                           94,121,642
------------------------------------------------------------------
TOTAL INVESTMENTS-98.58%                             1,455,757,524
------------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.42%                                     20,991,944
------------------------------------------------------------------
NET ASSETS-100.00%                                 $ 1,476,749,468
==================================================================

Abbreviations:
ADR     -- American Depository Receipt
Conv.   -- Convertible
GDR     -- Global Depository Receipt

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Principal in U.S. Dollars unless otherwise indicated.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations, 0% to 9.125% due 11/30/96 to 10/31/01.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996


ASSETS:

Investments, at market value
  (cost $1,260,825,376)                    $1,455,757,524
---------------------------------------------------------
Foreign currencies, at market value
  (cost $36,976,366)                           36,821,259
---------------------------------------------------------
Receivables for:

  Investments sold                             11,444,676
---------------------------------------------------------
  Capital stock sold                            9,947,233
---------------------------------------------------------
  Dividends and interest                        2,711,321
---------------------------------------------------------
Investment for deferred compensation plan          17,703
---------------------------------------------------------
Other assets                                       81,081
---------------------------------------------------------
    Total assets                            1,516,780,797
---------------------------------------------------------

LIABILITIES:

Payables for:

  Investments purchased                        35,604,954
---------------------------------------------------------
  Capital stock reacquired                      1,649,363
---------------------------------------------------------
  Deferred compensation                            17,703
---------------------------------------------------------
Accrued advisory fees                           1,117,595
---------------------------------------------------------
Accrued administrative services fees                8,031
---------------------------------------------------------
Accrued directors' fees                               946
---------------------------------------------------------
Accrued distribution fees                         580,743
---------------------------------------------------------
Accrued transfer agent fees                       322,318
---------------------------------------------------------
Accrued operating expenses                        729,676
---------------------------------------------------------
    Total liabilities                          40,031,329
---------------------------------------------------------
Net assets applicable to shares
outstanding                                $1,476,749,468
=========================================================

NET ASSETS:

Class A                                    $1,108,394,906
=========================================================
Class B                                    $  368,354,562
=========================================================

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                  72,108,763
=========================================================
Class B:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                  24,337,966
=========================================================
Class A:
  Net asset value and redemption price
  per share                                $        15.37
=========================================================
  Offering price per share:
    (Net asset value divided by 94.50%)    $        16.26
=========================================================
Class B:
  Net asset value and offering price per
  share                                    $        15.13
=========================================================




STATEMENT OF OPERATIONS

For the year ended October 31, 1996


INVESTMENT INCOME:

Dividends (net of $2,703,027 foreign
  withholding tax)                          $ 16,488,363
--------------------------------------------------------
Interest                                       3,504,142
--------------------------------------------------------
    Total investment income                   19,992,505
--------------------------------------------------------

EXPENSES:

Advisory fees                                 10,384,642
--------------------------------------------------------
Administrative services fees                      94,250
--------------------------------------------------------
Directors' fees                                   11,727
--------------------------------------------------------
Distribution fees-Class A                      2,684,486
--------------------------------------------------------
Distribution fees-Class B                      2,034,652
--------------------------------------------------------
Custodian fees                                   929,674
--------------------------------------------------------
Transfer agent fees-Class A                    1,810,548
--------------------------------------------------------
Transfer agent fees-Class B                      590,277
--------------------------------------------------------
Other                                            638,489
--------------------------------------------------------
    Total expenses                            19,178,745
--------------------------------------------------------
Less: Advisory fees waived                      (299,147)
--------------------------------------------------------
    Expenses paid indirectly                     (17,187)
--------------------------------------------------------
    Net expenses                              18,862,411
--------------------------------------------------------
Net investment income                          1,130,094
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain on sales of:

  Investment securities                       43,787,593
--------------------------------------------------------
  Foreign currencies                              41,811
--------------------------------------------------------
                                              43,829,404
--------------------------------------------------------

Net unrealized appreciation (depreciation) of:

  Investment securities                       98,797,523
--------------------------------------------------------
  Foreign currencies                            (335,775)
--------------------------------------------------------
                                              98,461,748
--------------------------------------------------------
    Net gain on investment securities and
      foreign currencies                     142,291,151
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $143,421,246
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                                    1996               1995
OPERATIONS:

  Net investment income                                                                        $    1,130,094      $    468,936
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and foreign currencies                       43,829,404        19,301,818
-------------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and foreign currencies                      98,461,748         8,812,756
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                          143,421,246        28,583,510
-------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:

    Class A                                                                                          (295,965)       (2,166,421)
-------------------------------------------------------------------------------------------------------------------------------
    Class B                                                                                                --           (19,050)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized capital gains:

    Class A                                                                                       (18,468,041)      (23,092,160)
-------------------------------------------------------------------------------------------------------------------------------
    Class B                                                                                        (1,875,276)         (287,957)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:

    Class A                                                                                       350,398,961       (54,671,896)
-------------------------------------------------------------------------------------------------------------------------------
    Class B                                                                                       296,841,074        45,389,211
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                                                           770,021,999        (6,264,763)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                             706,727,469       712,992,232
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                                                $1,476,749,468      $706,727,469
===============================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                                   $1,238,126,321      $590,886,286
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                               1,113,111           237,171
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities
    and foreign currencies                                                                         42,949,270        19,504,994
-------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and foreign currencies                         194,560,766        96,099,018
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               $1,476,749,468      $706,727,469
===============================================================================================================================

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four separate series portfolios: AIM International Equity Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund. The Fund currently offers two different classes of shares: Class A shares and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--Except as provided in the next sentence, a security listed or traded on an exchange is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices on valuation date. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996, undistributed net investment income was increased by $41,811 and undistributed net realized gains reduced by $41,811 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Organizational Costs--Organizational costs of $23,098 were borne by the Fund. Such costs are amortized to operations over sixty months. Prior to full amortization of the organizational costs, the proceeds of any redemption of the shares related to the Fund's initial formation (10,000 Class A shares) will be reduced by a pro rata share of such unamortized organizational expenses. The pro rata share of organizational expenses will be calculated by dividing the number of initial shares redeemed by the remaining number of initial shares outstanding at the time of the redemption and multiplying the result by the unamortized organizational expenses.
G. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM is currently voluntarily waiving a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The waiver of fees is voluntary and the Board of Directors of the Company would be advised of any decision by AIM to discontinue the waiver. During the year ended October 31, 1996, AIM waived fees of $299,147.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $94,250 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1996, the Fund paid AFS $1,170,699 for such services.

  The Fund received reductions in transfer agency fees of $15,590 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $1,597 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $17,187 during the year ended October 31, 1996.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Company has adopted distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors at an annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs. Of the compensation payable, the Fund pays a service fee of 0.25% to selected dealers and financial institutions, who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $2,684,486 and $2,034,652, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,489,975 from sales of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $39,753 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1996, the Fund incurred legal fees of $5,247 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $10,800,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996 was $1,253,564,886 and $666,195,047, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $227,690,078
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (33,057,825)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $194,632,253
==========================================================
Costs of investments for tax purposes is $1,261,125,271.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1996 and 1995 were as follows:

                             1996                          1995
                  ---------------------------   ---------------------------
                    SHARES         AMOUNT         SHARES         AMOUNT
                  -----------   -------------   -----------   -------------
Sold:
  Class A          41,055,911   $ 601,559,902    19,941,452   $ 256,345,253
---------------   -----------   -------------   -----------   -------------
  Class B          21,641,528     313,690,762     3,764,258      49,112,660
---------------   -----------   -------------   -----------   -------------
Issued as
reinvestment
  of dividends:
  Class A           1,305,811      17,576,215     1,330,022      15,787,364
---------------   -----------   -------------   -----------   -------------
  Class B             130,593       1,741,975        24,816         294,807
---------------   -----------   -------------   -----------   -------------
Reacquired:
  Class A         (18,205,834)   (268,737,156)  (25,762,596)   (326,804,513)
---------------   -----------   -------------   -----------   -------------
  Class B          (1,270,776)    (18,591,663)     (310,613)     (4,018,256)
---------------   -----------   -------------   -----------   -------------
                   44,657,233   $ 647,240,035    (1,012,661)  $  (9,282,685)
                  ===========   =============   ===========   =============

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the four-year period ended October 31, 1996 and the period November 5, 1991 (date operations commenced) through October 31, 1992 and for a Class B share outstanding during each of the years in the two-year period ended October 31, 1996 and the period September 15, 1994 (date sales commenced) through October 31, 1994.

                                                   1996               1995               1994             1993            1992
                                                -----------       ------------       ------------       ---------       ---------
CLASS A:

Net asset value, beginning of period            $     13.65        $    13.50         $    12.18        $    8.88       $   8.61(a)
----------------------------------------------  -----------        ----------         ----------        ---------      ---------
Income from investment operations:
  Net investment income                                0.04(b)           0.01               0.02             0.02           0.03
----------------------------------------------  -----------        ----------         ----------        ---------      ---------
  Net gains on securities (both realized and
    unrealized)                                        2.07              0.62               1.31             3.29           0.26
----------------------------------------------  -----------        ----------         ----------        ---------      ---------
        Total from investment operations               2.11              0.63               1.33             3.31           0.29
----------------------------------------------  -----------        ----------         ----------        ---------      ---------
Less distributions:
  Dividends from net investment income                (0.01)            (0.04)             (0.01)           (0.01)         (0.02)
----------------------------------------------  -----------        ----------         ----------        ---------      ---------
  Distributions from capital gains                    (0.38)            (0.44)                --               --             --
----------------------------------------------  -----------        ----------         ----------        ---------      ---------
        Total distributions                           (0.39)            (0.48)             (0.01)           (0.01)         (0.02)
----------------------------------------------  -----------        ----------         ----------        ---------      ---------
Net asset value, end of period                  $     15.37        $    13.65         $    13.50        $   12.18      $    8.88
==============================================  ===========        ==========         ==========        =========      =========
Total return(c)                                       15.79%             5.24%             10.94%           37.36%          3.36%
==============================================  ===========        ==========         ==========        =========      =========
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $ 1,108,395        $  654,764         $  708,159        $ 372,282      $ 122,663
==============================================  ===========        ==========         ==========        =========      =========
Ratio of expenses to average net assets(d)             1.58%(e)(f)       1.67%              1.64%            1.78%          1.80%(g)
==============================================  ===========        ==========         ==========        =========      =========
Ratio of net investment income to average net
  assets(h)                                            0.25%(e)          0.10%              0.22%            0.28%          0.30%(g)
==============================================  ===========        ==========         ==========        =========      =========
Portfolio turnover rate                                  66%               68%                67%              62%            41%
==============================================  ===========        ==========         ==========        =========      =========
Average brokerage commission rate(i)            $    0.0192               N/A                N/A              N/A            N/A
==============================================  ===========        ==========         ==========        =========      =========

(a) Net asset value at the beginning of the period has been restated to reflect a 1.1619 for 1 stock split, effected in the form of a dividend, on May 21, 1992.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(d) After fee waivers and expense reimbursements. Ratios of expenses to average net assets before fee waivers and expense reimbursements are 1.60%, 1.68% and 1.89% (annualized), respectively for 1996, 1995 and 1992.
(e) Ratios are based on average net assets of $894,828,456.
(f) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 1.57%.
(g) Annualized.
(h) After fee waivers and expense reimbursements. Ratios of net investment income to average net assets before fee waivers and expense reimbursements are 0.22%, 0.09% and 0.22% (annualized), respectively for 1996, 1995 and 1992.
(i) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                                                                                        1996              1995            1994
                                                                                     ----------         ---------       ---------
CLASS B:

Net asset value, beginning of period                                                 $   13.54          $   13.49       $   13.42
-----------------------------------------------------------------------------------  ----------         ---------       ---------
Income from investment operations:
  Net investment income (loss)                                                           (0.07) (a)         (0.09)          (0.01)
-----------------------------------------------------------------------------------  ----------         ---------       ---------
  Net gains on securities (both realized and unrealized)                                  2.04               0.61            0.08
-----------------------------------------------------------------------------------  ----------         ---------       ---------
        Total from investment operations                                                  1.97               0.52            0.07
-----------------------------------------------------------------------------------  ----------         ---------       ---------
Less distributions:
  Dividends from net investment income                                                      --              (0.03)             --
-----------------------------------------------------------------------------------  ---------          ---------       ---------
  Distributions from capital gains                                                       (0.38)             (0.44)             --
-----------------------------------------------------------------------------------  ---------          ---------       ---------
        Total distributions                                                              (0.38)             (0.47)             --
-----------------------------------------------------------------------------------  ---------          ---------       ---------
Net asset value, end of period                                                       $   15.13          $   13.54       $   13.49
===================================================================================  =========          =========       =========
Total return(b)                                                                          14.88%              4.35%           0.52%
===================================================================================  =========          =========       =========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                             $ 368,355          $  51,964       $   4,833
===================================================================================  =========          =========       =========
Ratio of expenses to average net assets(c)                                                2.35% (d)(e)       2.55%          2.53%(f)
===================================================================================  =========          =========       =========
Ratio of net investment income (loss) to average net assets(g)                           (0.53)% (d)        (0.78)%       (0.67)%(f)
===================================================================================  =========          =========       =========
Portfolio turnover rate                                                                     66%                68%             67%
===================================================================================  =========          =========       =========
Average brokerage commission rate(h)                                                 $  0.0192                N/A             N/A
===================================================================================  =========          =========       =========

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers and expense reimbursements. Ratios of expenses to average net assets before fee waivers are 2.37% and 2.56%, respectively for 1996 and 1995.
(d) Ratios are based on average net assets of $203,465,249.
(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(f) Annualized.
(g) After fee waivers and expense reimbursements. Ratios of net investment income (loss) to average net assets before fee waivers are (0.55%) and (0.79)%, respectively for 1996 and 1995.
(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

NOTE 8-SUBSEQUENT EVENT
On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                      INDEPENDENT AUDITORS' REPORT

                      The Board of Directors and Shareholders of
                      AIM International Funds, Inc.:

                      We have audited the accompanying statement of assets and liabilities of AIM International Equity Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and the period November 5, 1991 (date operations commenced) through October 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM International Equity Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period November 5, 1991 (date operations commenced) through October 31, 1992, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

                                                            Directors & Officers




BOARD OF DIRECTORS                           OFFICERS                                      OFFICE OF THE FUND

Charles T. Bauer                             Charles T. Bauer                              11 Greenway Plaza
Chairman and Chief Executive Officer         Chairman                                      Suite 1919
A I M Management Group Inc.                                                                Houston, TX 77046
                                             Robert H. Graham
Bruce L. Crockett                            President                                     INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                      John J. Arthur                                A I M Advisors, Inc.
COMSAT Corporation                           Senior Vice President and Treasurer           11 Greenway Plaza
                                                                                           Suite 1919
Owen Daly II                                 Carol F. Relihan                              Houston, TX 77046
Director                                     Senior Vice President and Secretary
Cortland Trust Inc.                                                                        TRANSFER AGENT
                                             Gary T. Crum
Carl Frischling                              Senior Vice President                         A I M Fund Services, Inc.
Partner                                                                                    P.O. Box 4739
Kramer, Levin, Naftalis & Frankel            Scott G. Lucas                                Houston, TX 77210-4739
                                             Senior Vice President
Robert H. Graham                                                                           CUSTODIAN
President and Chief Operating Officer        Dana R. Sutton
A I M Management Group Inc.                  Vice President and Assistant Treasurer        State Street Bank & Trust
                                                                                           225 Franklin Street
John F. Kroeger                              Robert G. Alley                               Boston, MA 02110
Formerly Consultant                          Vice President
Wendell & Stockel Associates, Inc.                                                         COUNSEL TO THE FUND
                                             Melville B. Cox
Lewis E. Pennock                             Vice President                                Ballard Spahr
Attorney                                                                                   Andrews & Ingersoll
                                             Jonathan C. Schoolar                          1735 Market Street
Ian W. Robinson                              Vice President                                Philadelphia, PA 19103
Consultant; Formerly Executive
Vice President and                           P. Michelle Grace                             COUNSEL TO THE DIRECTORS
Chief Financial Officer                      Assistant Secretary
Bell Atlantic Management                                                                   Kramer, Levin, Naftalis & Frankel
Services, Inc.                               David L. Kite                                 919 Third Avenue
                                             Assistant Secretary                           New York, NY 10022
Louis S. Sklar
Executive Vice President                     Nancy L. Martin                               DISTRIBUTOR
Hines Interests                              Assistant Secretary
Limited Partnership                                                                        A I M Distributors, Inc.
                                             Ofelia M. Mayo                                11 Greenway Plaza
                                             Assistant Secretary                           Suite 1919
                                                                                           Houston, TX 77046
                                             Kathleen J. Pflueger
                                             Assistant Secretary                           AUDITORS

                                             Samuel D. Sirko                               KPMG Peat Marwick LLP
                                             Assistant Secretary                           700 Louisiana
                                                                                           NationsBank Bldg.
                                             Stephen I. Winer                              Houston, TX 77002
                                             Assistant Secretary

                                             Mary J. Benson
                                             Assistant Treasurer

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REQUIRED FEDERAL INCOME TAX INFORMATION

AIM International Equity Fund paid ordinary dividends in the amount of $0.006 per share to shareholders of Class A shares during its tax year ended October
31, 1996. Of this amount 0% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.375 per share for Class A and Class B shares during its tax year ended October 31, 1996.

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
                                                    THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--
[PHOTO OF 11 GREENWAY PLAZA
     APPEARS HERE]                                  AGGRESSIVE GROWTH
                                                    AIM Aggressive Growth Fund*
                                                    AIM Capital Development Fund
                                                    AIM Constellation Fund
                                                    AIM Global Aggressive Growth Fund

                                                    GROWTH
                                                    AIM Blue Chip Fund
                                                    AIM Global Growth Fund
                                                    AIM Growth Fund
                                                    AIM International Equity Fund
                                                    AIM Value Fund
                                                    AIM Weingarten Fund

                                                    GROWTH AND INCOME
                                                    AIM Balanced Fund
                                                    AIM Charter Fund

                                                    INCOME AND GROWTH
                                                    AIM Global Utilities Fund

                                                    HIGH CURRENT INCOME
                                                    AIM High Yield Fund

                                                    CURRENT INCOME
                                                    AIM Global Income Fund
                                                    AIM Income Fund

                                                    CURRENT TAX-FREE INCOME
                                                    AIM Municipal Bond Fund
                                                    AIM Tax-Exempt Bond Fund of CT
                                                    AIM Tax-Free Intermediate Shares

                                                    CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                    AIM Intermediate Government Fund

                                                    HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                    AIM Limited Maturity Treasury Shares

                                                    STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                    AIM Money Market Fund

A I M Management Group Inc. has provided            STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
leadership in the mutual fund industry              AIM Tax-Exempt Cash Fund
since 1976 and currently manages
approximately $60 billion in assets for
more  than 3.5 million shareholders,                *AIM Aggressive Growth Fund was closed
including individual investors, corporate           to new investors on July 18, 1995. For
clients, and financial institutions. The            more complete information about any AIM
AIM Family of Funds--Registered                     Fund(s), including sales charges and
Trademark--is distributed nationwide, and           expenses, ask your financial consultant
AIM today ranks among the nation's top 15           or securities dealer for a free
mutual fund companies in assets under               prospectus(es). Please read the
management, according to Lipper                     prospectus(es) carefully before you
Analytical Services, Inc.                           invest or send money.



                                                    ---------------
[AIM LOGO APPEARS HERE]                               BULK RATE
                                                     U.S. POSTAGE
A I M Distributors, Inc.                                 PAID
11 Greenway Plaza, Suite 1919                         HOUSTON, TX
Houston, TX 77046                                   Permit No. 1919
                                                    ---------------
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